AGRIBRANDS INTERNATIONAL, INC.
                            SAVINGS INVESTMENT PLAN





















April  1,  1998





TABLE OF CONTENTS
-----------------

PAGE

ARTICLE I          DEFINITIONS                                                                                   1
Section 1.01       Accounts                                                                                      1
Section 1.02       Affiliated Company                                                                            1
Section 1.03       Beneficiary                                                                                   1
Section 1.04       Benefits Council                                                                              1
Section 1.05       Board of Directors                                                                            1
Section 1.06       Code                                                                                          1
Section 1.07       Common Stock                                                                                  1
Section 1.08       Common Stock Fund                                                                             1
Section 1.09       Commonly Controlled Entity                                                                    1
Section 1.10       Company                                                                                       1
Section 1.11       Company Contribution Account                                                                  1
Section 1.12       Company Matching Contributions                                                                1
Section 1.13       Company Profit Sharing Contributions                                                          1
Section 1.14       Compensation                                                                                  1
Section 1.15       Disability                                                                                    1
Section 1.16       Effective Date                                                                                1
Section 1.17       Elective Contributions                                                                        1
Section 1.18       Elective Contributions Account                                                                1
Section 1.19       Eligible Employee                                                                             1
Section 1.20       Eligible Spouse                                                                               1
Section 1.21       Employee                                                                                      1
Section 1.22       Employer                                                                                      1
Section 1.23       Entry Date                                                                                    1
Section 1.24       Five-Percent (5%) Owner                                                                       1
Section 1.25       Highly Compensated Employee                                                                   1
Section 1.26       Hour of Service                                                                               1
Section 1.27       Investment Fund or Funds                                                                      1
Section 1.28       Leased Employee                                                                               1
Section 1.29       Member                                                                                        1
Section 1.30       Non-Break in Service Member                                                                   1
Section 1.31       Non-Highly Compensated Employee                                                               1
Section 1.32       One Year Break in Service                                                                     1
Section 1.33       Participating Unit                                                                            1
Section 1.34       Plan                                                                                          1
Section 1.35       Plan Administrator                                                                            1
Section 1.36       Plan Year                                                                                     1
Section 1.37       Ralston Stock                                                                                 1
Section 1.38       Ralston Purina Stock Fund                                                                     1
Section 1.39       Retirement                                                                                    1
Section 1.40       Rollover Contribution                                                                         1
Section 1.41       Supplemental Contributions                                                                    1
Section 1.42       Supplemental Contributions Account                                                            1
Section 1.43       Termination of Employment                                                                     1
Section 1.44       Trustee                                                                                       1
Section 1.45       Trust Fund                                                                                    1
Section 1.46       Valuation Date                                                                                1
Section 1.47       Withdrawal Valuation Date                                                                     1
Section 1.48       Year of Eligibility Service                                                                   1
Section 1.49       Year of Vesting Service                                                                       1
ARTICLE II         MEMBERSHIP                                                                                    1
Section 2.01       Eligibility                                                                                   1
Section 2.02       Membership Application                                                                        1
Section 2.03       Rehired Former Employee                                                                       1
ARTICLE III        LEAVE OF ABSENCE                                                                              1
Section 3.01       Absence in Military Service                                                                   1
Section 3.02       Family Medical Leave                                                                          1
Section 3.03       Approved Leave of Absence                                                                     1
ARTICLE IV         CONTRIBUTIONS                                                                                 1
Section 4.01       Elective Contributions                                                                        1
Section 4.02       Company Contributions                                                                         1
Section 4.03       Deferral Percentages                                                                          1
Section 4.04       Contribution Percentages                                                                      1
Section 4.05       Change in Elective Contributions                                                              1
Section 4.06       Suspension of Elective Contributions                                                          1
Section 4.07       Limitation of Contributions                                                                   1
ARTICLE V          TRUST FUND                                                                                    1
Section 5.01       The Trust Agreement                                                                           1
Section 5.02       The Trustee                                                                                   1
Section 5.03       Separate Investment Funds                                                                     1
Section 5.04       Temporary Investment                                                                          1
Section 5.05       Investment Managers                                                                           1
Section 5.06       The Ralston Stock Fund and Common Stock Fund                                                  1
ARTICLE VI         INVESTMENT OF CONTRIBUTIONS                                                                   1
Section 6.01       Election                                                                                      1
Section 6.02       Transfer of Investments                                                                       1
Section 6.03       Member Responsibility For Selection of Funds                                                  1
ARTICLE VII        VALUATION OF ASSETS AND MEMBERS' ACCOUNTS                                                     1
Section 7.01       Valuation of Assets                                                                           1
Section 7.02       Valuation of Accounts                                                                         1
Section 7.03       Statement of Accounts                                                                         1
ARTICLE VIII       VESTING OF CONTRIBUTIONS                                                                      1
Section 8.01       Vesting of Elective Contributions Account                                                     1
Section 8.02       Vesting of Company Contributions Account                                                      1
ARTICLE IX         DISTRIBUTIONS                                                                                 1
Section 9.01       General                                                                                       1
Section 9.02       Methods of Distribution                                                                       1
Section 9.03       Distributions for Former Participants in the Ralston Purina Company Savings Investment Plan   1
Section 9.04       Direct Rollovers                                                                              1
Section 9.05       Completion of Appropriate Forms                                                               1
Section 9.06       Accounts of Former Employees                                                                  1
Section 9.07       Consent to Payment                                                                            1
Section 9.08       Latest Deferral of Payment                                                                    1
Section 9.09       Lost Payees                                                                                   1
Section 9.10       Distribution of Annuity Contracts                                                             1
ARTICLE X          DEATH BENEFITS                                                                                1
Section 10.01      Death Benefits                                                                                1
Section 10.02      Beneficiary Designation                                                                       1
Section 10.03      Pre-Retirement Survivor Annuity                                                               1
Section 10.04      Payment of Benefit                                                                            1
Section 10.05      Latest Time for Payment                                                                       1
Section 10.06      Payments in the Event of Death with No Designated Survivor or Incompetency                    1
Section 10.07      Renunciation of Death Benefit                                                                 1
Section 10.08      Proof of Death and Right of Beneficiary or Other Person                                       1
ARTICLE XI         WITHDRAWAL PRIOR TO TERMINATION OF EMPLOYMENT                                                 1
Section 11.01      Withdrawal of Supplemental Contributions                                                      1
Section 11.02      Hardship Withdrawal of Elective Contributions and/or Company Contributions                    1
Section 11.03      Age Fifty-Nine and One-Half (59-1/2 Withdrawal)                                               1
Section 11.04      Order of Withdrawals                                                                          1
ARTICLE XII        FORFEITURES                                                                                   1
Section 12.01      Time of Forfeiture and Restoration                                                            1
Section 12.02      Disposition of Forfeitures                                                                    1
Section 12.03      Effect of Withdrawal Under Article XI                                                         1
Section 12.04      Maternity Absence                                                                             1
ARTICLE XIII       ADMINISTRATION OF PLAN                                                                        1
Section 13.01      Plan Administrator                                                                            1
Section 13.02      Benefits Council                                                                              1
Section 13.03      Authority and Duties of Various Fiduciaries                                                   1
Section 13.04      Named Fiduciaries                                                                             1
Section 13.05      Declaration                                                                                   1
Section 13.06      Multiple Capacities                                                                           1
ARTICLE XIV        AMENDMENTS, TERMINATION, PERMANENT DISCONTINUANCE OF CONTRIBUTIONS, MERGER OR CONSOLIDATION   1
Section 14.01      Amendments                                                                                    1
Section 14.02      Termination or Permanent Discontinuance of Contributions                                      1
Section 14.03      Partial Termination                                                                           1
Section 14.04      Benefits in Case of Merger or Consolidation                                                   1
ARTICLE XV         LOANS                                                                                         1
Section 15.01      Loans                                                                                         1
Section 15.02      Interest Rates                                                                                1
Section 15.03      Other Rules                                                                                   1
ARTICLE XVI        MISCELLANEOUS                                                                                 1
Section 16.01      Benefits Payable from Trust Fund                                                              1
Section 16.02      Elections                                                                                     1
Section 16.03      No Right to Continued Employment                                                              1
Section 16.04      Inalienability of Benefits and Interest                                                       1
Section 16.05      Payments for Exclusive Benefits of Members                                                    1
Section 16.06      Missouri Law to Govern                                                                        1
Section 16.07      No Guarantee                                                                                  1
Section 16.08      Address of Record                                                                             1
Section 16.09      Participating Units                                                                           1
Section 16.10      Headings                                                                                      1
Section 16.11      Use of Masculine Terms                                                                        1
Section 16.12      Payment of Expenses                                                                           1
Section 16.13      Rollover Contributions                                                                        1
ARTICLE XVII       CLAIM PROCEDURE                                                                               1
Section 17.01      Initial Determination                                                                         1
Section 17.02      Review                                                                                        1
ARTICLE XVIII      LIMITATION ON CONTRIBUTIONS                                                                   1
Section 18.01      Maximum Annual Additions                                                                      1
ARTICLE XIX        TOP-HEAVY PROVISIONS                                                                          1
Section 19.01      Application of Top-Heavy Provisions                                                           1
Section 19.02      Definitions                                                                                   1
Section 19.03      Minimum Contribution                                                                          1
Section 19.04      Limit on Annual Additions:  Combined Plan Limit                                               1

38


                        AGRIBRANDS INTERNATIONAL, INC.
                            SAVINGS INVESTMENT PLAN


     WHEREAS, Agribrands International, Inc., a corporation duly organized and existing under the laws of the State of Missouri, desires to establish a savings plan for certain of its employees and to promote in those employees a strong interest in the successful operation of the business of the Company and increased efficiency in their work;

     NOW, THEREFORE, Agribrands International, Inc., effective April 1, 1998, does hereby establish and adopt the following Savings Investment Plan:


                                   ARTICLE I
                                  DEFINITIONS

     Section  1.01        Accounts shall mean, with respect to any Member, his
     -------------        --------
Elective Contributions Account, his Company Contribution Account, his Rollover Account, and his Supplemental Contributions Account.

     Section  1.02         Affiliated Company shall mean (a) any company fifty
     -------------         ------------------
percent (50%) or more of the voting stock of which is directly or indirectly owned by Agribrands International, Inc. or by any successor, and (b) any Commonly Controlled Entity.

     Section  1.03     Beneficiary shall mean any person or persons designated
     -------------     -----------
in  accordance  with  Section  10.02.

     Section  1.04        Benefit Council means the committee appointed by the
     -------------        ---------------
Chairman of the Board of Directors to assist with the administration of the Plan pursuant to Section 13.02.

     Section  1.05     Board of Directors shall mean the Board of Directors of
     -------------     ------------------
Agribrands International, Inc. and any committee of directors authorized by such Board to act in its behalf with reference to the Plan.

     Section  1.06       Code shall mean the Internal Revenue Code of 1986, as
     -------------       ----
amended from time to time. Reference to any section or subsection of the Code includes reference to any comparable or succeeding provisions of any legislation which amends, supplements or replaces such section or subsection.

     Section  1.07      Common Stock shall mean the common stock of Agribrands
     -------------      ------------
International, Inc. or any other authorized class or series of common stock outstanding upon the reclassification of any of such classes or series of common Stock, including, without limitation, any stock split-up, stock dividend, creation of targeted stock or other distributions of stock in respect of stock, or any reverse stock split-up, or recapitalization of the Company, or any merger or consolidation of the Company with any Affiliated Company.

     Section  1.08          Common  Stock Fund shall mean the fund established
     -------------          ------------------
pursuant to Section 5.06 of the Plan to hold the Common Stock, if any, credited to a Member's account under the Ralston Purina Company Savings Investment Plan as of March 31, 1998 and transferred to such Member's Account on April 1, 1998.

     Section  1.09          Commonly  Controlled  Entity  shall  mean  (1) any
     -------------          ----------------------------
corporation which is a member of the same controlled group of corporations [within the meaning of Code Section 414(b)] as Company, (2) any trade or business (whether or not incorporated) which is under common control with Company within the meaning of Code Section 414(c), and (3) any organization which is a member of an affiliated service group [within the meaning of Code
Section 414(m)] of which a Company is also a member, and (4) any entity which is required to be aggregated under Code Section 414(o).

     Section  1.10        Company shall mean Agribrands International, Inc., a
     -------------        -------
Missouri  corporation, and any Affiliated Company while an Affiliated Company.

     Section  1.11     Company Contribution Account shall mean that portion of
     -------------     ----------------------------
the Trust Fund which, with respect to any Member, is attributable to any contributions made on his behalf by the Company in accordance with Section
4.02  and  any  investment  earnings  and  gains  or  losses  thereon.

     Section  1.12        Company Matching Contributions shall mean the amount
     -------------        ------------------------------
contributed  by  the  Employer  in  accordance  with  Section  4.02(a).

     Section  1.13         Company Profit Sharing Contributions shall mean the
     -------------         ------------------------------------
amount  contributed  by  the  Employer  in accordance with Section 4.02(b)(i).

     Section  1.14     Compensation shall mean the basic compensation and such
     -------------     ------------
other forms of cash compensation paid an Employee for employment with the Company, as determined by the Plan Administrator including but not limited to, regular cash bonuses (unless the Member elects to defer such bonus under a Company sponsored Deferred Compensation Plan); payments made under a Code
Section 125 Cafeteria Plan; payments received by Members as a result of non-occupational sicknesses or injuries as wage replacement; and payments received by a Member under any type of Company sponsored voluntary supplementation of worker's compensation payments. Compensation shall not include employer paid reimbursements and allowances, or non-recurring awards. Compensation for purposes of the Plan shall not exceed $160,000, or such increases as the Secretary of Treasury may determine in accordance with
Section  401(a)(17)  of  the  Code.

     Section  1.15       Disability shall mean a mental or physical disability
     -------------       ----------
as, in the opinion of a physician acceptable to the Benefit Council, will prevent a Participant from ever resuming work of the same general nature as that which he performed for the Company prior to his disability.

     Section  1.16          Effective Date shall mean April 1, 1998, except as
     -------------          --------------
otherwise provided herein, in respect of Agribrands International, Inc., and the date as of which the Plan is adopted by an Affiliated Company, with respect to such company.

     Section 1.17     Elective Contributions shall mean the amount remitted by
     ------------     ----------------------
the  Employer  in  accordance  with  Section  4.01.

     Section  1.18      Elective Contributions Account shall mean that portion
     -------------      ------------------------------
of the Trust Fund which, with respect to any Member, is attributable to Elective Contributions made on his behalf in accordance with Section 4.1 and any investment earnings and gains or losses thereon.

     Section  1.19          Eligible  Employee  shall mean an Employee who has
     -------------          ------------------
satisfied  the  eligibility  requirements  of  Section  2.01.
     --

     Section  1.20      Eligible Spouse shall mean the person to whom a Member
     -------------      ---------------
is lawfully married at the time benefit payments to the Member from this Plan commence, or in the case of a Member who dies before such time, the person to whom the Member is lawfully married on the date of death of the Member.

     Section  1.21     Employee shall mean any person employed by the Company,
     -------------     --------
excluding:

     (i)          a  Leased  Employee,

     (ii)          any  person  employed  as  an  independent  contractor,  or

     (iii) any Employee who is a member of a collective bargaining unit covered by a collective bargaining agreement between the Company and representatives of employee and under which retirement benefits were the subject of good faith bargaining.

     Section  1.22       Employer shall mean Agribrands International, Inc. or
     -------------       --------
any Affiliated Company by whom the Employee is employed that contributes to the Plan for the benefit of its employees with the approval of the Plan Administrator. Any such Company that contributes to the Plan shall thereby agree to all of the terms and conditions of the Plan.

     Section  1.23      Entry Date shall mean the first day of employment with
     -------------      ----------
respect to an Eligible Employee employed by the Company on or before April 15, 1998. For all other Eligible Employees, Entry Date shall mean the first day of the month immediately following satisfaction of the requirements in Section 2.01.

     Section  1.24     Five-Percent (5%) Owner shall mean an employee who owns
     -------------     -----------------------
(or is considered as owning within the meaning of Code Section 318) more than five percent (5%) of the outstanding stock of the Company or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Company.

     Section 1.25     Highly Compensated Employee shall mean any employee who:
     ------------     ---------------------------

(i) was a Five Percent (5%) Owner of at any time during the year or the preceding year, or
(ii)          for  the  preceding  year:

1) has compensation from the Company in excess of $80,000 (as adjusted in accordance with Section 414(q), and

2)          was  in  the  top paid group of employees for such preceding year.

     An employee is in the top-paid group of employees for any year if such employee is in the group consisting of the top 20% of the employees when ranked on the basis of compensation paid during such year."

     Section  1.26     A.     "Hour of Service" shall mean each hour for which
(1) an Employee is paid, or entitled to payment, by the Company for the performance of duties during the applicable computation period, and the Hour of Service shall be credited to the period in which the duties are performed,
(2) an Employee is paid, or entitled to payment, by the Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military leave or leave of absence and the Hour of Service shall be credited to the period in which the period during which no duties are performed occurs, (3) back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Company and the Hour of Service shall be credited to the period to which the award or agreement pertains and (4) an Employee would have been paid or entitled to payment under (1) above assuming that (a) he had not been on an authorized leave of absence (in accordance with the provisions of Article
III), and (b) but for the authorized leave of absence would have been regularly engaged in the performance of his duties and the Hour of Service shall be credited to the period he would have been regularly engaged in the performance of his duties had he not been on authorized leave of absence; provided, however, that in no event shall an Hour of Service be credited to an Employee under more than one of the applicable (1), (2), (3) or (4) above. The number of Hours of Service to be credited under (2) above shall be in accordance with the requirements of 29 CFR 2530.200b-2 as such regulations may be amended or superseded from time to time and such regulations are incorporated herein by reference.

     B. Anything contained herein to the contrary notwithstanding, in the case of an Employee who is absent from work for any period:

     (1)          by  reason  of  the  pregnancy  of  the  Employee,

     (2)          by  reason  of  the  birth  of  a  child  of  the  Employee,

     (3) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or

     (4) for purposes of caring for such child for a period beginning immediately following the birth or placement of such child,

Hours  of  Service,  solely  for the purpose of determining whether a One Year
Break  in  Service  has  occurred,  shall  mean:

     (a) the number of Hours of Service which otherwise would normally have been credited to an Employee but for such absence from work, or

     (b)     in any case in which Hours of Service are not determinable, eight
(8)  Hours  of  Service  per  day  during  such  absence  from  work;

provided, however, that the total number of Hours of Service under this subparagraph B by reason of any such pregnancy or placement shall not exceed 501.

     The Hours of Service pursuant to this subparagraph B shall be treated as Hours of Service:

     (1) only in the Plan Year in which such absence from work begins, if the Employee would be prevented from incurring a One Year Break in Service in such Plan Year solely because periods of absence are treated as Hours of Service as provided in this subparagraph B; or

     (2)          in  any  other case, in the immediately following Plan Year.

     No credit will be given pursuant to this subparagraph B unless the Employee furnishes to the Committee such timely information as the Committee may reasonably require to establish (i) that the absence from work is for reasons referred to in this subparagraph B, and (ii) the number of days for which there was such an absence.

     C. Hours of Service includes (1) all Hours of Service completed by any individual who is a Leased Employee, as required by law, and (2) all Hours of Service completed with any employer which is a member of the controlled group of corporations (within the meaning of Code Section 1563(a), determined without regard to subsections 1563(a)(4) and (e)(3)(C) of the Code) of which the Company is a member, and all other trades or businesses (whether or not
incorporated)  which  are  under  common  control  with  the  Company.    All
determinations required by this Section 1.24 shall be pursuant to and consistent with Code Sections 414(b) and (c) and regulations issued thereunder.

     D. The definition of Hour of Service as provided in this Section 1.25 shall be construed so as to resolve any ambiguities in favor of crediting Employees with Hours of Service.

     Section  1.27      Investment Fund or Funds shall mean the separate funds
     -------------      ------------------------
established  within  the  Trust  in  accordance  with  Article  VI.

     Section 1.28     Leased Employee shall mean a person who is not otherwise
     ------------     ---------------
an  Employee  of  the  Company  but  who  provides services to the Company and

               (1) such services are provided pursuant to an agreement (written or oral) between the Company, and any other person ("leasing organization"),

               (2) such person has performed such services for the Company on a substantially full-time basis for a period of at least one year, and

               (3) such services are performed under the primary direction or control of the Company.

          A person shall not be deemed a Leased Employee if he is covered by a plan maintained by a leasing organization which is a money purchase pension plan with a non-integrated employer contribution rate of at least ten percent (10%) of compensation, and provides for immediate participation and for full and immediate vesting provided that Leased Employees constitute less than twenty percent (20%) of the Company's Non-Highly Compensated Employees.

     Section  1.29     Member shall mean any person included in the membership
     -------------     ------
of  the  Plan  as  provided  in  Article  II.

     Section  1.30       "Non-Break in Service Member" shall mean a Member who
     -------------       -----------------------------
(1) died during the Plan Year, (2) terminated his employment during the Plan Year because of his Retirement or Disability, and (3) on or as of the end of a Plan Year shall have both completed at least 1,000 Hours of Service during such Plan Year and be an Employee of the Company on the last day of such Plan Year; provided, however, that if the Plan is a Top Heavy Plan for a Plan Year and the minimum contribution required by Section 19.03 hereof is to be made to this Plan, the term "Non-Break in Service Member" shall mean with respect to such Plan Year in addition to Members described above, Members who are employed by the Company on the last day of the Plan Year regardless of the number of Hours of Service completed during such Plan Year.

     Section  1.31     Non-Highly Compensated Employee shall mean any Employee
     -------------     -------------------------------
who  is  not a Highly Compensated Employee, as defined in Section 1.24 herein.

     Section  1.32     One Year Break in Service shall mean a Plan Year during
     -------------     -------------------------
which an Employee has completed not more than 500 Hours of Service or, if such Plan Year is less than a consecutive twelve (12) month period, a pro rata portion of 500 Hours of Service.

     Section  1.33     Participating Unit shall mean Agribrands International,
     -------------     ------------------
Inc. or any subsidiary of Agribrands International, Inc. that contributes to the Plan for the benefit of its Employees with the approval of the Plan
Administrator,  and  any  unit  of  Employees  of the Company or an Affiliated
Company  authorized  to  participate  in  the  Plan in accordance with Section
16.09.

     Section  1.34          Plan shall mean the Agribrands International, Inc.
     -------------          ----
Savings  Investment  Plan,  as  described  herein  or  as  hereafter  amended.

     Section  1.35     Plan Administrator shall mean Agribrands International,
     -------------     ------------------
Inc.  or  its  delegatee.

     Section  1.36          Plan  Year  shall  mean  the  calendar  year.
     -------------          ----------

     Section  1.37        Ralston Stock shall mean the common stock of Ralston
     -------------        -------------
Purina  Company.

     Section  1.38          Ralston  Purina  Stock  Fund  shall  mean the fund
     -------------          ----------------------------
established pursuant to Section 5.06 of the Plan to hold the Ralston Stock, if any, credited to a Member's account under the Ralston Purina Company Savings Investment Plan as of March 31, 1998 and transferred to such Member's Account on April 1, 1998.

     Section  1.39       Retirement shall mean Termination of Employment after
     -------------       ----------
attaining  age  sixty-five  (65).

     Section  1.40       Rollover Contributions shall mean that portion of the
     -------------       ----------------------
Trust Fund which, with respect to any Member, is attributable to Rollover Contributions under Section 16.13 under the Plan, and any investment earnings and gains or losses thereon.

     Section  1.41         Supplemental Contributions shall mean the after-tax
     -------------         --------------------------
contributions made by a Participant under the Ralston Purina Company Savings Investment Plan.

     Section  1.42          Supplemental Contributions Account shall mean that
     -------------          ----------------------------------
portion of the Trust Fund which, with respect to any Member, is attributable to a Member's after-tax contributions made by the Member under the Ralston Purina Company Savings Investment Plan, and any investment earnings and gains or losses thereon. A Participant shall at all times be 100% vested in his Supplemental Contributions Account.

     Section 1.43     Termination of Employment shall mean separation from the
     ------------     -------------------------
employment of the Company for any reason, including, but not limited to, Retirement, death, Disability, resignation or dismissal by the Company; provided, however, that a transfer of employment between Agribrands International, Inc. and an Affiliated Company or between Affiliated Companies shall not be deemed to be "Termination of Employment." Notwithstanding the foregoing, for purposes hereunder, an Employee who has been placed on inactive status for a twelve (12) consecutive month period shall be treated as having incurred a Termination of Employment; provided, however, if a definite date has been established at which time the Employee is expected to return to employment, then the person shall not be deemed to have incurred a Termination of Employment. With respect to any leave of absence or any period of service which constitutes qualified military service (as defined n Code Section 414(u)), Article III shall govern.

     Section  1.44         Trustee shall mean a trustee or trustee at any time
     -------------         -------
acting as such under a trust agreement or agreement established for purpose of this Plan.

     Section  1.45         Trust Fund shall mean the cash and other properties
     -------------         ----------
arising from contributions made in accordance with the provisions of this Plan.

     Section  1.46       Valuation Date shall mean each day the New York Stock
     -------------       --------------
Exchange  is  open  for  business.

     Section  1.47     Withdrawal Valuation Date shall mean, with respect to a
     -------------     -------------------------
Member, the Valuation Date coinciding with, or immediately following, the date on which his request for a withdrawal under the Plan is filed with the Company.

     Section  1.48        Year of Eligibility Service shall mean a consecutive
     -------------        ---------------------------
twelve (12) month period, beginning on the date the Employee first performs an Hour of Service during which the Employee has completed at least 1,000 Hours of Service. If an Employee does not complete at least 1,000 Hours of Service in his initial employment year, a "Year of Eligibility Service" shall then be computed on a Plan Year basis, beginning with the Plan Year which includes the anniversary date on which the Employee first performed an Hour of Service.

     Section  1.49       Year of Vesting Service shall mean a Plan Year during
     -------------       -----------------------
which the Employee has completed at least 1,000 Hours of Service with the Company. In determining the number of Years of Vesting Service for a Member, Years of Vesting Service need not be consecutive.


                                  ARTICLE II
                                  MEMBERSHIP

     Section  2.01        Eligibility.  Each Employee who commences employment
     -------------        -----------
with and Employer on or before April 15, 1998 shall become an Eligible Employee on the first day of his employment. Each other Employee shall become an Eligible Employee on the first day of the month immediately following the date he attains the age of twenty-one (21) years and completes one (1) Year of Eligibility Service.

     Section 2.02     Membership Application.  An Eligible Employee may become
     ------------     ----------------------
a Member on an Entry Date by completing and submitting to the Plan Administrator an application form supplied by the Plan Administrator on which he designates the percentage of his Compensation he wishes to be contributed to this Plan by means of deductions from his Compensation, he chooses one or more Investment Fund(s), and he names a Beneficiary. Participation in the Plan by an Eligible Employee is voluntary.

     Section  2.03     Rehired Former Employee.  If a former Employee formerly
     -------------     -----------------------
eligible for membership under Section 2.01 above is rehired, the former Employee shall again be eligible to become a Member of the Plan on the date of his re-employment as an Eligible Employee.


                                  ARTICLE III
                               LEAVE OF ABSENCE

     Section  3.01     Absence in Military Service.  If an Employee shall have
     -------------     ---------------------------
been absent from the service of the Company because of qualified military service (as defined in Code Section 414(u)), contributions, benefits and service credit under the Plan with respect to such qualified miliary service will be provided under the Plan in accordance with Section 414(u) of the Code.

     Section 3.02     Family Medical Leave.  If an Employee is absent from the
     ------------     --------------------
service of the Company because of a leave of absence which qualifies as a leave under the Family Medical Leave Act, such absence shall be shall be taken into account under the Plan.

     Section  3.03        Approved Leave of Absence.  A period during which an
     -------------        -------------------------
Employee is on a leave of absence approved by the Company shall be taken into account under the Plan under rules uniformly applicable to all Employees similarly situated.


                                  ARTICLE IV
                                 CONTRIBUTIONS

     Section  4.01          Elective  Contributions.
     -------------          -----------------------

     (a) Each Member may elect to reduce his Compensation in any amount from one percent (1%) to twelve percent (12%) [in one percent (1%) increments] of his Compensation for each payroll period subject to the provisions set forth in Sections 4.01(b), 4.03, 4.07, and Article XVIII, and his Employer shall remit to the Plan on his behalf Elective Contributions equal to the amount of the reduction in his Compensation as soon as practicable after the end of the payroll period. Such contribution shall in no event be made later than fifteen (15) days after the end of such payroll period.

     (b) Notwithstanding the foregoing, the Employer shall not remit to the Plan any Elective Contributions on behalf of any Member who receives a hardship withdrawal of his Elective Contribution Account or his Company Contribution Account, in accordance with Section 11.02, during the twelve-month period immediately following such withdrawal.

     Section  4.02          Company  Contributions.
     -------------          ----------------------

     (a)         Company Matching Contributions.  Subject to the provisions of
     ---         ------------------------------
Section 12.02, each Employer shall, for any Plan Year, contribute on behalf of each Member a Company Matching Contribution equal to fifty percent (50%) of the Elective Contributions made on behalf of such Member for the Plan Year under Section 4.01, taking into account only the first six percent (6%) of Compensation deferred as Elective Contributions on behalf of such Member for the Plan Year.

     (b)          Profit  Sharing  Contributions.
     ---          ------------------------------

     (i) For each Plan Year the Company shall contribute to the Trust a Profit Sharing Contribution in the amount determined by the Board of Directors. Nothing in this Section 4.02(b)(i) shall be construed as requiring the Company to make a Profit Sharing Contribution to the Trust for any Plan Year.

     (ii) Profit Sharing Contributions, if any, shall be allocated as of the last day of such Plan Year to the Company Contribution Account of each Non-Break in Service Member in proportion to the ratio that his Compensation plus his Excess Compensation bears to the Compensation plus Excess Compensation of all Non-Break in Service Members; provided that each such Member will not receive an amount in excess of the product of the Permitted Disparity Percentage multiplied by the sum of his Compensation plus Excess Compensation.

     (iii) The balance of Company contributions over the amount allocated under subparagraph (ii) of this Section 4.02(b) shall be allocated to each Non-Break in Service Member's Company Contribution Account in proportion to the ratio that each such member's Compensation for the Plan Year bears to the total Compensation of all Non-Break in Service members for such Plan Year.

     For  purposes  of  this  Section  4.02(b)  only:

     Base Contribution Percentage means the percentage at which Profit Sharing Contributions are allocated to the Company Contribution Accounts of Members at or below the Integration Level.

     Excess Compensation means Compensation for the Plan Year in excess of the Social Security Taxable Wage Base in effect on the first day of the Plan Year ("Integration Level"); and

     Permitted Disparity Percentage means the lesser of (i) the Base Contribution Percentage, or (ii) the greater of (a) 5.7% or (b) the portion of the percentage rate of tax under Section 3111(a) of the Code, as in effect on the first day of the Plan Year, which is attributable to old age insurance established under Title II of the Social Security Act and the Federal Insurance Contributions Act set forth in Internal Revenue guidelines.

     (c) In the event that the Commissioner of Internal Revenue, on timely application made after the adoption of the Plan, as restated, determines that the Plan and the implementing trust do not qualify for tax-exempt status, or refuses, in writing, to issue a favorable determination with respect to the Plan and such trust, the Employer contributions made on or after the date on which such determination or refusal is applicable shall be returned to the Employer without interest. In the event that an Employer contribution to the Plan is made by a mistake of fact or all or part of the Employer's deductions under Code Section 404 for contributions to the Plan are disallowed by the Internal Revenue Service, the portion of the contributions attributable to such mistake of fact or to which such disallowance applies shall be returned to the Employer without interest.

Any such return shall be made within one year after the making of such contribution by mistake of fact or the denial of qualification or disallowance of deductions, as the case may be.

     Section  4.03          Deferral  Percentages.
     -------------          ---------------------

     (a)          The  actual  deferral  percentage for the Highly Compensated
Employees  shall  satisfy  at  least  one  of  the  following  tests:

     (i) The actual deferral percentage for the eligible Highly Compensated Employees for the Plan Year does not exceed the actual deferred percentage for the eligible Non-Highly Compensated Employees for the preceding Plan Year, multiplied by 1.25; or

     (ii) The actual deferral percentage for the eligible Highly Compensated Employees for the Plan Year does not exceed the actual deferral percentage for the eligible Non-Highly Compensated Employees for the preceding Plan Year, multiplied by 2.0; provided, however, that the actual deferral percentage for the eligible Highly Compensated Employees may not exceed the actual deferral percentage for the eligible Non-Highly Compensated Employees by more than two percentage points.

               The  Company may perform the calculations in this paragraph (a)
by using data for the Plan Year rather than the preceding Plan Year; provided, however, that any such election may only be revoked as provided by the Secretary of Treasury. In the case of the first Plan Year, the actual deferral percentage of Non-Highly Compensated Employees shall be the greater of (i) three percent (3%) or (ii) the actual deferral percentage of Non-Highly Compensated Employees for the first Plan Year.

     (b) (l) The actual deferral percentage with respect to Elective Contributions for a specified group of Employees for a Plan Year shall be the average of the ratios (calculated separately for each Employee in such group) of:

     (i) The amount of Elective Contributions actually paid to the Plan on behalf of each such Employee for such Plan Year, to

     (ii) The Employee's compensation (within the meaning of Code Section 414(a)) for such Plan Year.

          (b) (2) The actual deferral percentage test described in Section 4.03(a) shall be computed separately for each controlled group [determined in accordance with Code Sections 414(b), (c), (m), (n), and (o)] whose Employees participate in the Plan.

     (c) In making the deferral percentage calculations set forth above, the Plan Administrator, as permitted by law, may, but is not required to, take into account other contributions made by the Company on behalf of Eligible Employees; provided that such other contributions must be one hundred percent (100%) vested and subject to the withdrawal restrictions applicable to qualified non-elective contributions [as defined in Code Section 401(m)].

     (d) If the actual deferral percentage of eligible Highly Compensated Employees exceeds the amounts allowed under paragraphs (a) and (b) above, the excess deferrals (as determined below) shall be distributed to the Members as soon as practicable (but in no event later than the last day of the next succeeding Plan Year). Any such distribution shall include income and loss allocated to the excess in accordance with Reg. Section 1.401(k)-l(f)(4).

     (e) The amount of excess deferrals to be so distributed to a Highly Compensated Employee Shall be determined on the basis of the amount of Elective Contributions by, or on behalf of such Highly Compensated Employee. The amount distributed shall equal

     (i) The Elective Contributions specified in clause i) of Section 4.03(b)(1) for such employee, less

     (ii) The amount by which the Elective Contributions specified in clause i) of Section 4.03(b)(1) exceeds the next highest total Elective Contributions of a Highly Compensated Employee for the Plan Year.

     The above process shall be repeated until the highly compensated group satisfies one of the tests set forth in paragraph (a).

     (f) The Plan Administrator may implement rules limiting the Elective Contributions which may be made on behalf of some or all Highly Compensated Employees so that the tests set forth in Section 4.03 are satisfied.

     Section  4.04          Contribution  Percentages.
     -------------          -------------------------

     (a) The actual contribution percentage for the Highly Compensated Employees, for each Plan Year, shall not exceed the greater of (i) the actual contribution percentage for eligible Non-Highly Compensated Employees for the preceding Plan Year multiplied by 1.25, or (ii) the lesser of (A) two hundred percent (200%) of the actual contribution percentage of the eligible Non-Highly Compensated Employees, or (B) the actual contribution percentage of the eligible Non-Highly Compensated Employees, plus two (2) percentage points.

               The Company may perform the calculations in this paragraph (a) by using data for the Plan Year rather than the preceding Plan Year; provided, however, that any such election may only be revoked as provided by the Secretary of the Treasury. In the case of the first Plan year, the actual contribution percentage of Non-Highly Compensated Employees shall be the greater of (i) 3% or (ii) the actual contribution percentage of Non-Highly Compensated Employees for the first Plan Year.

     (b) (1) The actual contribution percentage with respect to Company Matching Contributions and Qualified Non-Elective Contributions (as defined in Code Section 401(m)), if any, for a specified group of Employees shall be the average of the ratios (calculated separately for each Employee in such group) of:

     (i) The sum of Company Matching Contributions, and Qualified Non-Elective Contributions, if any, which are actually paid on behalf of such Employee for such Plan Year, to

     (ii) The Employee' compensation (within the meaning of Code Section 414(a)) for such Plan Year.

     (c) In making the contribution percentage calculations set forth above, the Plan Administrator, as permitted by law, may, but is not required to, take into account other contributions made by the Company on behalf of Eligible Employees.

     (d) If the actual contribution percentage of Highly Compensated Employees exceeds the amounts allowed under Paragraph (a) and (b) above, the excess contributions (as determined below) shall be distributed to the Members as soon as practicable (but in no event later than the last day of the next succeeding Plan Year). Any such distribution shall include income and loss allocated to the excess in accordance with Reg. Section 1.401(m)-l(e)(3).

     (e) The amount of excess contributions to be distributed to a Highly Compensated Employee shall be determined on the basis of the amount of Company Matching Contributions and Qualified Non-Elective Contributions, if any, by, or on behalf of such Highly Compensated Employee. The amount distributed shall equal:

     (i) The Company Matching Contribution and Qualified Non-Elective Contributions, if any, for such employee, specified in clause i) of Section 4.04(b) less

     (ii) The amount by which the Company Matching Contribution and Qualified Non-Elective Contribution, if any, specified in clause i) of Section 4.04(b)(1) exceeds the next highest amount of Company Matching Contribution and Qualified Non-Elective Contribution, if any, for a Highly Compensated Employee for the Plan Year.

     The above process shall be repeated until the highly compensated group satisfies one of the tests set forth in paragraph (a).

     (f) The multiple use of the alternative non-discrimination tests set forth in Section 4.03(a)(ii) and Section 4.04(a)(ii) shall be limited as prescribed by law. If restrictions on such multiple use apply, the Plan Administrator shall designate either the actual deferral percentages or the actual contribution percentages of Highly Compensated Employees to be reduced, and shall reduce such percentages in the manner described above, until the multiple use limitations are no longer exceeded.

     Section  4.05          Change  in  Elective Contributions. Subject to the
     -------------          ----------------------------------
provision of Section 4.01, and not more than once in any one-month period, a Member may change the election permitted by Section 4.01 by giving at least fifteen (15) days' prior written notice to the Plan Administrator or such shorter period as the Plan Administrator or its delegatee may approve. Such changed election shall become effective no later than the first day of the first month commencing on or after the expiration of the notice period. In addition, where Elective Contributions by payroll deduction are or may be prohibited by law, in the opinion of counsel to the Company, a Member, upon approval by the Plan Administrator, may make contributions directly to the Trustee for each payroll period by a method satisfactory to the Plan Administrator as long as such deposits are timely made on the same schedule as payroll deductions. The Trustee shall not accept direct contributions not timely made by a Member.

     Section  4.06          Suspension  of  Elective  Contributions.
     -------------          ----------------------------------------

     (a) A Member may cause the suspension of Elective Contributions, on his behalf at any time by giving at least fifteen (15) days' prior written notice to the Plan Administrator, or such shorter period as the Plan Administrator or its delegatee may approve, in advance of the date on which such a suspension shall become effective. The suspension shall become effective as soon as practicable after notification is received. During such period of suspension of Elective Contributions no Company Matching Contributions on behalf of such a Member shall be made by the Company.

     (b) A Member who has caused the suspension of Elective Contributions, may have them resumed in accordance with Section 4.01 by notifying the Plan Administrator in writing at least fifteen (15) days in advance of the date on which contributions are resumed, or such shorter period as the Plan Administrator or its delegatee may approve. Contributions shall resume on the first day of the first month commencing immediately after the expiration of the fifteen (15) day notice period.

     (c) A Member for whom Elective Contributions under Section 4.01 have ceased because he is on an unpaid absence from service shall again be eligible to have such contributions made on the date he returns to service as an Eligible Employee. No contributions may be made for a Member for any unpaid period of absence from service including, but not limited to, absence due to sickness, leave of absence due to sickness, and leave of absence under the Family and Medical Leave Act.

     (d) A Member for whom contributions under Section 4.01 have ceased because he has ceased to be an Eligible Employee but, nevertheless, continues to be an Employee shall again be eligible to have such contributions made on the next Entry Date after he again becomes an Eligible Employee and gives written notice to the Plan Administrator on the prescribed form.

     Section  4.07          Limitation  of Contributions.  The sum of Elective
     -------------          ----------------------------
Contributions  remitted on behalf of any Member shall be limited to the dollar
     -
amount specified by the Secretary of the Treasury pursuant to Section 402(g) of the Code. Contributions shall be further limited as described in Article XVIII. In accordance with Code Section 402(g)(2)(A)(ii), any excess deferral shall be distributed to a Member by April 15 following the close of the Plan Year in which such excess deferral occurred. Any such distribution shall include income and loss allocated to such excess.


                                   ARTICLE V
                                  TRUST FUND

     Section  5.01        The Trust Agreement.  Agribrands International, Inc.
     -------------        -------------------
shall enter into a trust agreement which shall contain such provisions as shall render it impossible for any part of the corpus of the Trust or income therefrom to be at any time used for, or diverted to, purposes other than for the exclusive benefit of Members. Any or all rights or benefits accruing to any person under the Plan with respect to any Company contributions deposited under the Trust Agreement shall be subject to all the terms and provisions of the Trust which shall be part of the Plan.

     Section  5.02         The Trustee.  The Trustee shall be appointed by the
     -------------         -----------
Board of Directors or its delegatee to serve at its pleasure. The Trust Fund may be held by the Trustee as part of a master or collective trust comprised of assets of various qualified plans maintained by the Company.

     Section 5.03     Separate Investment Funds.  The Trustee will maintain at
     ------------     -------------------------
least four separate Investment Funds, each with different investment objectives, as the Benefit Council deems advisable; provided however, that such Investment Funds must offer Members a broad range of investment alternatives with materially different risk and return characteristics in compliance with ERISA Section 404(c). Such Investment Funds may be added or deleted as the Benefit Council so determines in accordance with the provisions of Section 13.03. Each Investment Fund may be part of a fund with the same investment objectives maintained by the Trustee for the benefit of participants in other qualified plans maintained by the Company, or may be a separate fund maintained only for the benefit of Members of this Plan. Earnings or gains derived from the assets of any Investment Fund will be invested in that Fund. Appropriate Accounts for each Member shall be established and maintained in each Investment Fund in which a Member has an interest.

     Section  5.04      Temporary Investment.  Pending permanent investment of
     -------------      --------------------
the assets of any Investment Fund, the Trustee temporarily may make short-term investments in obligations of the United States Government, commercial paper, an interim investment fund for tax qualified employee benefit plans established by the Trustee unless otherwise provided by applicable law, or other investments of a short-term nature.

     Section  5.05        Investment Managers.  Agribrands International, Inc.
     -------------        -------------------
may, by action of the parties authorized under Article XIII, enter into a written agreement with or direct the Trustee to enter into an agreement with one or more investment managers to manage the investments of one or more of the Investment Funds. Such investment managers may include one or more insurance companies which enter into guaranteed investment contracts with the Trustee. Agribrands International, Inc. may, from time to time, remove any such investment manager or any successor investment manager, or direct the Trustee to do so, and any such investment manager may resign. Agribrands International, Inc. may, upon removal or resignation of an investment manager provide for the appointment of a successor investment manager.

     Section  5.06          The Ralston Stock Fund and Common Stock Fund.  The
     -------------          --------------------------------------------
assets of the Ralston Stock Fund shall be invested solely in the common stock of Ralston Purina Company ("Ralston Stock"), credited to a Member's Account on April 1, 1998. The assets of the Common Stock Fund shall be invested solely in Common Stock credited to a Member's Account on April 1, 1998. The Trustee shall not purchase any additional shares of Ralston Stock or Common Stock for crediting to Members' Accounts. All shares of Ralston Stock and Common Stock held in the Fund shall be held in the name of the Trustee or its nominee. On or before December 31, 1998, each Member shall elect to sell all shares of Ralston Stock and Company Stock credited to the Member's Accounts and reinvest the proceeds in one or more of the other Investment Funds maintained by the Plan. Any assets remaining in the Ralston Stock Fund or the Common Stock Fund on December 31, 1998 shall be invested in a Money Market Fund selected by the Plan Administrator.

                                  ARTICLE VI
                          INVESTMENT OF CONTRIBUTIONS

     Section  6.01     Election.  All Elective Contributions, Company Matching
     -------------     --------
Contributions, Company Profit Sharing Contributions, Rollover Contributions, and Supplemental Contributions will be invested at the election of the Member in multiples of one percent (1%) in the Investment Funds authorized by the Benefit Council and maintained by the Trustee in accordance with Section 5.03. Contributions for which a Member does not make a valid election shall be invested in a Money Market Fund selected by the Plan Administrator.

     Investment directions of each new Member shall be delivered in writing to the Plan Administrator or its delegatee. A Member may change his direction governing investment of future contributions to be credited to his respective Accounts at any time upon providing the appropriate notice to the Plan Administrator or its delegatee. An investment direction once given shall be deemed to be a continuing direction until explicitly changed by the Member by a subsequent direction to the Plan Administrator or its delegatee in accordance with appropriate procedures set forth by the Plan Administrator or its delegatee.

     Section  6.02        Transfer of Investments.  A Member may elect, at any
     -------------        -----------------------
time, to have all or any multiple of one percent (1%) of the value of his Account as of any future Valuation Date or any dollar amount of his Account transferred to any separate Investment Fund maintained by the Trustee in accordance with Section 5.03, other than the Ralston Stock Fund and the Common Stock Fund.

     Notwithstanding anything in this Section to the contrary, any contributions invested in an investment contract shall be subject to any and all terms of such contract, regarding the transfer of assets from such contract.

     Section  6.03         Member Responsibility For Selection of Funds.  Each
     -------------         --------------------------------------------
Member is solely responsible for the selection of his Investment Funds. Neither the Trustee, the Plan Administrator, the Company nor any of the officers or supervisors of the Company are empowered to advise a Member as to the manner in which his Accounts shall be invested. The fact that a security is available to members for investment under the Plan shall not be construed as a recommendation for the purchase of that security, nor shall the designation of any Investment Fund impose any liability on the Company, its directors, officers or employees, the Trustee, or the Plan Administrator.

     When an investment election regarding the Fund is required to be made by Members, such Member shall be informed as to the manner in which their funds will be invested if they fail to make an affirmative election in a timely manner. In such event, those Members who fail to communicate an election to the Plan Administrator or its delegatee shall be deemed to have elected the specified investment by default and the Company, its directors, officers or employees, the Trustee, the Benefit Council, and any other plan fiduciary shall be deemed to be relieved of fiduciary responsibility for the investment of such funds.


                                  ARTICLE VII
                   VALUATION OF ASSETS AND MEMBERS' ACCOUNTS

     Section  7.01          Valuation  of  Assets.
     -------------          ---------------------

     (a) At the end of each Valuation Date, the Trustee shall determine the aggregate fair market value of the assets then held by it in each Investment Fund.

               (1) The market value of shares of Common Stock shall be its closing value on the New York Stock Exchange.

     Section  7.02        Valuation of Accounts.  At the end of each Valuation
     -------------        ---------------------
Date, before the calculation and debiting of any distributions and in-service withdrawals from the Trust fund or the posting of transfers among Investment Funds, the net credit balances in the Accounts of Members or their beneficiaries will be adjusted to reflect any contributions to, and investment gains or losses in, the respective Investment Funds.

     Section  7.03     Statement of Accounts.  Each member shall be furnished,
     -------------     ---------------------
at  least  annually,  a  statement  setting  forth  the value of his Accounts.

                                 ARTICLE VIII
                           VESTING OF CONTRIBUTIONS

     Section  8.01          Vesting  of  Elective Contributions Account.  Each
     -------------          -------------------------------------------
Member's Elective Contribution Account and Supplemental Contributions Account shall at all times be fully vested.

     Section  8.02          Vesting  of  Company  Contributions  Account.
     -------------          --------------------------------------------

     (a) A Member who becomes an Eligible Employee on or before April 15, 1998 shall be 100% vested in his Company Contribution Account.

     (b) Subject to the provisions of subparagraph (a), a Member shall be vested in his Company Contribution Account (i) at the rate of twenty percent
(20) for each Year of Vesting Service commencing with the Participant's second Year of Vesting Service regardless of whether such employment occurs before or after participation in the Plan, or (ii) one hundred percent (100%) in the event of the occurrence of any one of the following:

               (1)          attainment  of  age  sixty-five  (65),
               (2)          Disability,
               (3)          death,
               (4)          termination  of  the  Plan,
               (5)          complete  discontinuance of Company contributions.


                                  ARTICLE IX
                                 DISTRIBUTIONS

     Section  9.01          General.
     -------------          -------

     (a) Upon the Termination of Employment of a Member due to Retirement, Disability or another subsection 8.02(b) event, the entire amount credited to all of his Accounts, determined as of the Valuation Date on which the Trustee receives properly authorized instructions from the Plan Administrator to make the payment, as adjusted in accordance with Article IX, shall be distributed as provided in Section 9.02 to the Member.

     (b) Upon the Termination of Employment of a Member for reasons other than Retirement, Disability, or death, or another Section 8.02(b) event, the vested portion of the value of his Accounts shall become distributable in accordance with Article VIII (Vesting of Contributions) and shall be determined as of the Valuation Date on which the Trustee receives properly authorized instructions to make the payment from the Plan Administrator, adjusted in accordance with Section 9.06, and distributed as provided in
Section  9.02.

     Section  9.02      Methods of Distribution.  Except as otherwise provided
     -------------      -----------------------
in this Article a Member who has incurred a Termination of Employment, for whatever reason, shall receive his distribution in cash in a lump sum payment as soon as practicable after such Termination of Employment.

     Section  9.03        Distributions for Former Participants in the Ralston
     -------------        ----------------------------------------------------
Purina  Company  Savings  Investment  Plan.
   ---------------------------------------

     (a) A Member who was a participant in the Ralston Purina Company Savings Investment Plan on March 31, 1998, in addition to the method of payment set forth in Section 9.02, may elect to receive his distribution in accordance with any one of the following methods of payment:

     (i) in monthly, quarterly, semiannual or annual installments of principal (together with earnings on the remaining Account balance) to reflect
(A) fixed dollar installments, (B) fixed percentage installments, (C) declining balance installments, or (D) life expectancy installments, and

     (ii) in the form of an annuity contract that permits payments in the form of a life annuity; provided, however, that in the case of a married Member, the annuity contract shall provide that benefits are paid automatically in the form of a Qualified Joint and Survivor Annuity, as defined in paragraph (b) below, unless the Member, with the consent of his Eligible Spouse, if any, elects another form of payments in accordance with paragraph (c) below.

     (b)          Qualified Joint and Survivor Annuity.  A Qualified Joint and
     ---          ------------------------------------
Survivor Annuity means an annuity for the life of the Member, with a survivor annuity for the life of the Eligible Spouse which is not less than fifty percent (50) and is not greater than one hundred percent (100) of the amount of the annuity which is respectively payable during the joint lives of the Member and the Eligible Spouse and which is the actuarial equivalent of a single life annuity for the life of the Member. In the case of a Member who does not have an Eligible Spouse, a Qualified Joint and Survivor Annuity means an annuity for the life of the Member.

          Each Member entitled to receive his benefit in the form of a Qualified Joint and Survivor Annuity shall furnish proof of the age of the Eligible Spouse within a reasonable period before payments commence under the Qualified Joint and Survivor Annuity.

     (c)       Election Not to Receive a Qualified Joint and Survivor Annuity.
     ---       --------------------------------------------------------------
An election not to receive retirement income in the form of a Qualified Joint and Survivor Annuity may be made (and any prior such election may be revoked) by a Member entitled to receive his retirement income in such form, subject to the following:

     (i) The election must be made during the ninety (90) day period ending on the date payments of benefits to the Member commence ("Election Period").

     (ii) The election must be in writing on a form acceptable to the Plan Administrator (or the insurance company) and must be signed by the Member. The election form must clearly indicate that the Member is electing to receive his retirement income in a form other than a Qualified Joint and Survivor Annuity.

     (iii) The Eligible Spouse, if any, of the Member must consent to the election in writing on a form acceptable to the Plan Administrator (or the Insurance Company), signed by the Eligible Spouse and witnessed by a Plan representative or a notary public. The consent must acknowledge the effect of the election. Such a consent is not necessary if the Member establishes to the satisfaction of the Plan Administrator (or the insurance company) that such written consent may not be obtained because there is no Eligible Spouse, because the Eligible Spouse cannot be located, or because of such other circumstance as Treasury Regulations may prescribe. Any consent by an Eligible Spouse shall be effective only with respect to such Spouse, and must specifically identify the beneficiary and the optional form of benefit to which the consent relates.

     (iv) Any such election may be revoked or changed by the Member by a subsequent election made in accordance with this Section during the Election Period. The election may be revoked, but not changed, without the consent of the Eligible Spouse. The Eligible Spouse may not revoke a consent to a valid election.

     (v) Within a reasonable period [no later than ninety (90) days and at least thirty (30) days] before the benefit payments commence, the Plan Administrator (or the insurance company) shall furnish to each Member entitled to receive his retirement income in the form of a Qualified Joint and Survivor Annuity, a written explanation of:

     a)          The  terms and conditions of the Qualified Joint and Survivor
Annuity;

     b) The availability of the election provided by this Section and the effect of making such an election;

     c)          The  rights  of  the  Eligible  Spouse  of  the  Member;  and

     d) The right to revoke a previous election and the effect of such revocation.

     The Member may elect to waive the minimum 30 day notice if the distribution commences more than seven (7) days after the explanation is provided.

     Section  9.04          Direct  Rollovers.
     -------------          -----------------

     (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under Sections 9.02 and 9.03, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator or its delegatee to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a direct rollover.

     (b) As used herein, Eligible Rollover Distribution shall mean any distribution of all or any portion of the balance to the credit of the Distributee' Accounts except that an Eligible Rollover Distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9) and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

     (c) As used herein, Eligible Retirement Plan shall mean an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code
Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution of the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

     (d) A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employees or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p) are Distributees with regard to the interest of the spouse or former spouse.

     (e) A direct rollover shall mean a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

     Section 9.05     Completion of Appropriate Forms.  The Plan Administrator
     ------------     -------------------------------
has prescribed forms providing written notice to the Plan Administrator in order for a distribution to be made under the Plan. In the event a Member or a Beneficiary does not complete, execute and return such forms to the Company, the distribution of such Member's Accounts shall (except to the extent provided in Section 16.08), be mailed, to the Address of Record as provided in
Section  16.08  to  a  Member as soon as practicable following the sixty-fifth
(65th) birthday of such Member, or to a Beneficiary. The Valuation Date for purposes of this Section 9.05 shall be as described in Article VII.

     Section  9.06       Accounts of Former Employees.  The amount credited to
     -------------       ----------------------------
the accounts of a Member, if any, after Termination of Employment of such Member shall be adjusted in accordance with Article VII as of each Valuation Date next following such Termination of Employment until such amount shall have been distributed in full in accordance with this Article. Distribution of the balance of the amount credited to the Accounts of a Member, determined as of the Valuation Date immediately preceding such distribution, shall constitute payment in full of the benefits of such Member hereunder. Any balance of such accounts remaining unpaid at the death of a Member or Beneficiary shall be distributed in accordance with Article X.

          Any amounts being held for deferred distribution will continue to be held by the Trustee and invested in accordance with the instructions of the Members. Such instructions will be given in accordance with the provisions of this Plan. Persons receiving a deferred distribution are former Members and shall not be credited with Elective, Company Matching, or Company Profit Sharing Matching Contributions after Termination of Employment, except with respect to compensation paid subsequent to the Termination of Employment but attributable to services performed as an Employee

     Section  9.07          Consent to Payment.  Notwithstanding the foregoing
     -------------          ------------------
provisions of Article IX: (a) if the vested portion of the Accounts of a Member is $5,000 or less, it shall be distributed in a lump sum payment; and
(b) if the vested portion of the Accounts of a Member exceeds $5,000 at the time the Member first becomes entitled to a distribution under this Article IX, and the Member has not attained sixty-five (65) years of age, the Member must consent in writing before any portion of such Account may be distributed to the Member.

     Section 9.08     Latest Deferral of Payment.  Notwithstanding anything to
     ------------     --------------------------
the contrary in the Plan, payment of benefits pursuant to the Plan (including pursuant to annuity contracts distributed to a Member) shall not provide for deferment of payments extending beyond the following periods:

     (a) If the Beneficiary of a Member under any method of distribution is other than his Eligible Spouse, the actuarial present value of payments expected to be made to the Member shall not be less than fifty-one percent (51%) of the total actuarial present value of the benefits expected to be paid to the Member and his Beneficiary.

     (b) Unless the Member elects otherwise in writing, the latest date by which payment of benefits must commence shall be the sixtieth (60th) day after close of the Plan Year in which the latest of the following events occurs:
(1) the Member attains sixty-five (65) years of age; (2) the Member incurs a Termination of Employment; and (3) ten (10) years have elapsed from the time the Member commenced participation in the Plan.

     If payment in full is not feasible within the time limits prescribed by this subsection (b) the Plan Administrator may make interim payment from Accounts of the Member.

     (c) Notwithstanding anything to the contrary in this Plan and regardless of any election by the Member, payment of benefits of a Member, other than a Five Percent (5%) Owner shall commence no later than the April 1 of the calendar year following the later of the calendar year in which the Member attains age seventy and one-half (70-1/2) years, or the calendar year in which the Member actually retires. A Member who is a Five-Percent (5%) Owner must commence receiving benefits no later than April 1 of the calendar year following the calendar year in which such Member attains age seventy and one-half (70 1/2). The minimum distribution to be made each year shall be the amount equal to the quotient obtained by dividing the Member's Account balance at the beginning of the year by the life expectancy of the Member (or the joint life and last survivor expectancy of the Member and the Beneficiary). If payments are made over the life expectancy of the Member, or the joint life expectancy of the Member and his spouse, life expectancy will be determined either: (1) only once, at the time the Member (or his spouse) receives the first distribution of his account balance; or (2) periodically, but no more frequently than annually. If payments are made over the joint life expectancy of the Member and a non-spouse Beneficiary, the change in the life expectancy of the Member may be determined periodically, but not more frequently than annually; but the life expectancy of the non-spouse Beneficiary shall be determined only once at the time the Member (or Beneficiary) receives the first distribution of his account balance.

     Section  9.09       Lost Payees.  In the event the amount credited to the
     -------------       -----------
Account(s) of a Member remain unclaimed for more than five (5) years after such amount becomes distributable pursuant to Section 9.07, and the Plan Administrator is unable to locate such Member (or his Beneficiary), the Plan Administrator may direct such amount to be applied to reduce Company Matching Contributions provided that in the event such Member (or his Beneficiary) subsequently claims such amounts, the Employer shall contribute an amount to the Plan which will cause the balance of such Member's Account(s) to equal the amount which would have been credited to such Account(s) as of such date if such amounts had never been reallocated pursuant to this Section.

     Section  9.10         Distribution of Annuity Contracts.  Notwithstanding
     -------------         ---------------------------------
anything to the contrary in the Plan, the Plan Administrator may distribute all or any portion of the balance of an Account that is distributable to a Member (or a Beneficiary) by purchasing a nontransferable annuity contract from an insurance company and transferring ownership of the contract to the Member. Any annuity contract distributed to a Member (or a Beneficiary) shall provide payment options that conform to those provided by the terms of the Plan, so that payments pursuant to the contract satisfy the survivor annuity and other requirements of the Plan governing payment of benefits.


                                   ARTICLE X
                                DEATH BENEFITS

     Section 10.01     Death Benefits.  Upon the death of a Member, the amount
     -------------     --------------
credited to the Member's Account shall become distributable to the Beneficiary or Beneficiaries of the Member in a lump sum cash payment as soon as practicable after the death of such Member unless the Member has elected payment of his benefit in the form of life annuity prior to his death.

     Section  10.02        Beneficiary Designation.  Subject to Section 10.03,
     --------------        -----------------------
each Member from time to time on a form acceptable to the Plan Administrator may designate any person (including a trust) or persons (concurrently, contingently or successively) to whom the Member's benefits under the Plan are to be paid if the Member dies before receiving all of such benefits. A beneficiary designation form shall be effective only when the form is filed in writing by the Member and shall cancel all beneficiary designation forms previously signed and filed by the Member.

     With respect to a Member who has at least one Hour of Service after August 22, 1984, the designation of a non-spouse beneficiary shall be valid only if the surviving spouse of the Member shall have consented in writing to such designation, the consent acknowledges the effect of such designation and the consent is witnessed by a Plan representative or a notary public.

     Section  10.03       Pre-Retirement Survivor Annuity.  This Section shall
     --------------       -------------------------------
apply only to a Member who is eligible to receive a Qualified Joint and Survivor Annuity pursuant to Article IX because the Member elected payment in the form of a life annuity and who dies before payment of benefits has commenced.

     Upon the death of such a Member, at least fifty percent (50%) of the amount credited to the Member's Accounts (or the cash value of an annuity contract distributed to the Member) as of the date of death shall be distributed in the form of a single life annuity for the life of the Member's Eligible Spouse unless the Eligible Spouse has validly consented to the designation of another Beneficiary in accordance with Section 10.02 after the earlier of (a) the first day of the Plan Year in which the Member attained thirty-five (35) years of age or (b) the date on which such Member terminates employment. If the amount to be applied to the purchase of such an annuity is Five Thousand Dollars ($5,000) or less, such amount shall be paid to the Eligible Spouse in cash in lieu of the annuity.

     An Eligible Surviving Spouse entitled to receive a single life annuity may direct that payments under the annuity commence within a reasonable time after the Member's death.

     Section  10.04          Payment  of  Benefit.  The death benefit shall be
     --------------          --------------------
distributed in one lump sum cash payment as soon as practicable after the death of the Member. Such payment shall be made to the Member's Eligible Spouse unless such Eligible Spouse has consented to another beneficiary pursuant to Section 10.02.

     Section  10.05          Latest  Time for Payment.  If a Member dies after
     --------------          ------------------------
distribution of benefits has commenced but before the entire interest has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as the distribution option elected by the Member.

     If a Member dies before a distribution of benefits has commenced, the entire interest shall be distributed within five (5) years of the Member's death; unless any portion of the interest is payable to or for a Beneficiary over a period not to exceed the life or life expectancy of the Beneficiary and payments commence within one year after the Member's death. However, if the Beneficiary is the surviving spouse of the Member, distribution need not commence before the date when the Member would have attained age seventy and one-half (70-1/2) years; provided that if the surviving spouse dies before distribution to such spouse begins, this paragraph shall be applied as if the surviving spouse were the Member.

     Section  10.06          Payments in the Event of Death with No Designated
     --------------          -------------------------------------------------
Survivor  or  Incompetency.    In  the  event  of (a) the death of a Member or
     ---------------------
Beneficiary not survived by a person designated to receive any payment then due, or (b) the Plan Administrator finding that a Member or other person entitled to a benefit is unable to care for his affairs because of illness or accident or is a minor or has died, or (c) no Beneficiary being designated, the Plan Administrator may direct that any benefit payment due him, unless claim shall have been made therefor by a duly appointed legal representative, be paid to his spouse, a child, a parent or other blood relative, a person with whom he resides, or to any other person the Plan Administrator considers suitable, and any such payment so made shall be a complete discharge of the liabilities of the Plan therefor.

     Section  10.07       Renunciation of Death Benefit.  Any Beneficiary of a
     --------------       -----------------------------
Member entitled to a benefit under this Plan may disclaim his right to all or a portion of such benefit by filing a written irrevocable and unqualified refusal to accept such a benefit with the Plan Administrator before receiving any such benefit. Any benefits so disclaimed shall be distributable to the person or persons (and in the proportions) to which such benefit would have been distributable if the Beneficiary who so disclaims such benefits had predeceased such Member.

     Section  10.08          Proof  of Death and Right of Beneficiary or Other
     --------------          -------------------------------------------------
Person. The Plan Administrator may require and rely upon such proof of death and such evidence of the right of any Beneficiary or other person to receive the undistributed value of the Accounts of a deceased Member as the Plan Administrator may deem proper and its determination of death and of the right of such Beneficiary or other person to receive payment shall be conclusive.

                                  ARTICLE XI
                 WITHDRAWAL PRIOR TO TERMINATION OF EMPLOYMENT

     Section 11.01     Withdrawal of Supplemental Contributions.  A Member may
     -------------     ----------------------------------------
withdraw all or a portion of his Supplemental Contributions in accordance with guidelines determined by the Plan Administrator at any time by submitting a written request to the Plan Administrator specifying the amount to be withdrawn. Payment shall be made to the Member as soon as practicable after the submission of the Member's written request to the Plan Administrator. The withdrawal may not exceed the lesser of the Member's Supplemental Contributions Account or his total Supplemental Contributions.

     Section  11.02       Hardship Withdrawal of Elective Contributions and/or
     --------------       ----------------------------------------------------
Company  Contributions.  A  Member  may  withdraw  amounts  from  his Elective
  --------------------
Contribution Account and/or his Company Contribution Account, if fully vested, by submitting his written request to the Plan Administrator at such time and in such manner as shall be prescribed by the Plan Administrator subject to the following provisions:

     (a) The withdrawal request must be for an immediate and heavy financial need on account of:

               (1) Nonreimbursable medical expenses incurred by the Member, his Spouse, or dependents;

               (2) Costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Member;

               (3) Payment of tuition for the next twelve (12) months of post-secondary education for the Member, his Spouse, or dependents; or

               (4) The need to prevent the eviction of the Member from his principal residence or foreclosure on the mortgage on the Member's principal residence.

     (b) The amount withdrawn may not exceed the actual expense incurred or to be incurred by the Member on account of such needs. The amount of an immediate and heavy financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution. The amount may be withdrawn only to the extent that the need cannot be satisfied by other resources reasonably available to the Member.

               In making this determination, the Plan Administrator may rely on the Member's representation that the need cannot be relieved:

               (1) Through reimbursement or compensation by insurance or otherwise;

               (2)          By  reasonable liquidation of the Member's assets;

               (3) By other distributions or loans from Company -sponsored plans, or

               (4) By borrowing from commercial sources on reasonable terms.

     (c) Only one such withdrawal shall be permitted during a twelve-month period.

     (d)          The  maximum  amount  which  may be withdrawn is the sum of:

     (i) The dollar amount of Elective Contributions made on behalf of such Member (but excluding income thereon);

     (ii) The balance of his Company Contributions Account, provided he is fully vested in his Company Contribution Account; and

     (e) The withdrawal shall be paid to the Member as soon as practicable after the Member's written request is submitted to the Plan Administrator.

     (f) A Member receiving a hardship withdrawal shall be precluded from making any Elective Contributions during the twelve (12) month period immediately following such withdrawal.

     Section  11.03        Age Fifty-Nine and One-Half (59-1/2 Withdrawal).  A
     --------------        -----------------------------------------------
Member who has attained age fifty-nine and one-half (59-1/2) may withdraw Elective, Company Matching, and Company Profit Sharing Contributions, and related earnings (to the extent he is vested in such contributions and related earnings) in accordance with guidelines determined by the Plan Administrator by submitting a written request to the Plan Administrator specifying the amount to be withdrawn. Payment shall be made to the Member as soon as practicable after submission of the Member's written request to the Plan Administrator.

     Section  11.04          Order  of  Withdrawals.
     --------------          ----------------------

     (a) A Member wishing to withdraw amount from his account must first withdraw the total amount in his Supplemental Contributions Account, provided he satisfies the withdrawal requirements of Section 11.01.

     (b) When a Member has withdrawn all amounts in his Supplemental Contributions Account or if a Member has no Supplemental Contributions Account, he must then withdraw amounts from his Company Contribution Account, provided he satisfies the withdrawal requirements of Section 11.02.

     (c) When a Member has withdrawn all amounts in his Company Contribution Account or is not fully vested in said Account, then the Member may withdraw amounts from his Elective Contribution Account provided he satisfies the requirements of Section 11.01.


                                  ARTICLE XII
                                  FORFEITURES


     Section  12.01          Time  of  Forfeiture  and  Restoration.
     --------------          --------------------------------------

     (a) If a Member incurs a Termination of Employment prior to the attainment of age sixty-five (65) for reasons other than Retirement, Disability or death, the portion, if any, of his Company Contribution Account in which he is not vested pursuant to Article VIII shall be forfeited as of the Valuation Date on which (i) the Member has received a distribution of the entire vested portion of his Accounts, or (ii) the Member has incurred five consecutive One Year Breaks in Service.

     (b) If a Member has forfeited a portion of his Company Contribution Account pursuant to subsection (a), such forfeited amount will be restored if he is re-employed by the Company before he has incurred five consecutive One Year Breaks in Service

     The permissible sources for restoring forfeitures shall be income or gain to the Plan, forfeitures, or Company contributions (without regard to the existence of profits).

     Section  12.02       Disposition of Forfeitures.  All forfeitures arising
     --------------       --------------------------
out of the application of the provisions of Section 12.01 shall be used to reduce Company Matching Contributions otherwise payable to the Plan.

     Section  12.03     Effect of Withdrawal Under Article XI.  The non-vested
     --------------     -------------------------------------
Company  Contribution  Account of a Member who makes a withdrawal described in
Article  XI  shall  not  be  forfeited  by  reason  thereof.

     Section  12.04      Maternity Absence.  In the case of an Employee who is
     --------------      -----------------
absent from work for maternity or paternity reasons, the Break in Service of the Employee shall not include the twelve (12) consecutive month period beginning on the first anniversary of the day such absence began. Absence from work for maternity or paternity reasons means absence from work on account of the pregnancy or birth of a child of the employee, the placement of a child with the Employee in connection with the adoption of the child, or for purposes of caring for a child following such a birth or placement.


                                 ARTICLE XIII
                            ADMINISTRATION OF PLAN

     Section 13.01     Plan Administrator.  Agribrands International, Inc., as
     -------------     ------------------
the Plan Administrator, shall have the responsibility for carrying out the provisions of the Plan and the general administration of the Plan.

     Section  13.02          Benefit  Council.
     --------------          ----------------

     (a) The claims fiduciary for the Plan, in accordance with Article XVII, shall be the Benefit Council, to be comprised of no less than three persons appointed by the Chairman of the Board of Agribrands International, Inc.

     (b) Any person appointed a member of the Benefit Council shall signify his acceptance by filing a written acceptance with the Secretary of the Benefit Council. Any member of the Benefit Council may resign by delivering his written resignation to the Secretary of the Benefit Council, and such resignation shall become effective upon the date specified therein.

     (c) The Chairman of the Board shall appoint a Chairman and a Secretary of the Benefit Council. The Benefit Council may appoint from its members such committees with such powers as it shall determine, and may authorize one or more of its members, or any agent, to execute or deliver any instrument or make any payment in its behalf.

     (d) The Benefit Council shall hold meetings upon such notice, at such place or places, and at such time or times as it may from time to time determine.

     (e) A majority of the members of the Benefit Council shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Benefit Council shall be by the vote of a majority of the members of the Benefit Council present at any meeting or without a meeting by an instrument in writing signed by a majority of the member of the Benefit Council.

     (f) The Benefit Council shall have the authority to amend the Plan to the extent the annual cost to the Plan resulting from such amendment does not exceed $250,000.

     (g) Certain responsibilities to control and manage Plan assets, to add or delete investment funds, and to appoint and remove the Trustee and any investment managers retained in connection with the investment of Plan asset, shall be placed in the Benefit Council.

     Section  13.03          Authority  and  Duties  of  Various  Fiduciaries.
     --------------          ------------------------------------------------

     (a) Except for matters required by the terms of the Plan, or of the Trust to be decided by the Trustee, the Plan Administrator shall have the exclusive right to interpret the Plan and to decide any and all matters arising under the Plan or in connection with its administration, including determination of eligibility for, and the amount of distributions and withdrawals. The Plan Administrator may from time to time adopt rules for the administration of the Plan and the conduct of its business, which rules shall be consistent with the provisions of the Plan.

     (b) The Plan Administrator, the Benefit Council, the Trustee, and any other named fiduciary may each employ counsel, agents, and such clerical and accounting services as it may require in carrying out its responsibilities under the Plan. All fiduciaries shall be entitled to rely upon tables, valuations, certificates, opinions, and reports furnished by any actuary, accountant, or legal counsel appointed under the provisions of the Plan.

     (c) The Plan Administrator shall keep in convenient form such personnel data as may be necessary for the Plan. The Plan Administrator shall prepare, distribute, and file such reports and notices as may be required by applicable law or regulations.

     (d) The Plan Administrator shall control and manage the Plan assets to the extent it has not delegated its power to do so to the Benefit Council. Such delegation of power may include the right to appoint and remove investment managers and Trustees. Such delegation may be accomplished by a separate instrument or by appropriate provisions in the Trust.

     (e) The members of the Plan Administrator, the Benefit Council and the Trustee shall use that degree of care, skill, prudence and diligence that a prudent person acting in a like capacity and familiar with such matters would use in his conduct of a similar situation. A member of the Plan Administrator, or the Trustee shall not be liable for the breach of fiduciary responsibility of another fiduciary unless (l) he participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other fiduciary, knowing such act or omission is a breach; or (2) by his failure to discharge his duties solely in the interest of Members and Beneficiaries for the exclusive purpose of providing their benefits and defraying reasonable expenses of administering the Plan not met by the Company, he has enabled such other fiduciary to commit a breach; or (3) he has knowledge of a breach by such other fiduciary and does not make reasonable efforts to remedy the breach; or (4) if the Plan Administrator, the Benefit Council or the Trustee improperly allocates among themselves or delegates to others, or fails to properly review such allocation or delegation of fiduciary responsibilities.

     (f) The Company will indemnify and save harmless the members of the Plan Administrator, the Benefit Council, the Trustee, and any person to whom fiduciary responsibilities are delegated under this Plan against any and all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him in connection with any civil, criminal, administrative, or investigative action, proceeding, or claim (including an action by or in the right of the Company) by reason of the fact that he is or was serving in such capacity, provided that such person's conduct is not finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

     (g) Each Trustee shall maintain accounts showing the fiscal transactions of the Trust established hereunder. The Benefit Council shall keep in convenient form such financial data as may be necessary for the Plan, and shall annually cause to be prepared a balance sheet and statement of financial transactions of the Plan and the Trust.

     (h) Whenever, in the administration of the Plan, any discretionary action is required, the authorized party shall exercise his authority in a nondiscriminatory manner so that all persons similarly situated will receive substantially the same treatment.

     Section  13.04          Named  Fiduciaries.
     --------------          ------------------

     (a) The Board of Directors, the Plan Administrator, and the Benefit Council shall each constitute named fiduciaries as such term is defined in ERISA.

     (b) Any committee of the Board of Directors or other fiduciary appointed as a named fiduciary by the Board of Directors by resolution or appointed by an appropriate instrument executed by an officer of the Company thereunto authorized by resolution of the Board of Directors, shall also constitute a named fiduciary in respect of the duty delegated to him or it in such resolution or instrument.

     Section  13.05     Declaration.  Any named fiduciary designated herein or
     --------------     -----------
appointed as provided herein, unless precluded from doing so by the terms of such appointment, may by appropriate instrument designate any person (including any firm or corporation) to carry out part or all of such fiduciary's responsibilities and upon such designation the named fiduciary shall have no liability, except as imposed by applicable law, for any act or omission of such person. The foregoing does not preclude any other fiduciary to the extent allowed by ERISA and the terms of his appointment from delegating part or all of such fiduciary's responsibilities with respect to the Plan.

     Section  13.06      Multiple Capacities.  Any fiduciary may serve in more
     --------------      -------------------
than  one  fiduciary  capacity  with  respect  to  the  Plan.

                                  ARTICLE XIV
               AMENDMENTS, TERMINATION, PERMANENT DISCONTINUANCE
                   OF CONTRIBUTIONS, MERGER OR CONSOLIDATION

     Section  14.01        Amendments.  The Board of Directors, or the Benefit
     --------------        ----------
Council, or any delegatee, to the extent authority to do so is granted by the Board of Directors, may at any time and from time to time, both retroactively and prospectively, modify or amend, in whole or in part, any or all of the provisions of the Plan, including any modification in the Plan or in the agreement or agreements establishing the Trust as the Plan Administrator shall deem to be necessary or advisable in order to obtain the qualification or exemption, or to maintain the qualification or exemption of the Plan and the Trust under the Code to comply with ERISA, provided, however, that no such modification or amendment shall make it possible for any part of the funds of the Plan to be used for, or diverted to, purposes other than for the exclusive benefit of Members, spouses, former Members, retired Members or Beneficiaries under the Plan; that no modification or amendment shall be made which has the effect of decreasing retroactively the Accounts of any Member or of reducing the non-forfeitable percentage of the Company Matching Contribution Account of a Member below the non-forfeitable percentage thereof computed under the Plan as in effect on the later of the date on which the amendment is adopted or becomes effective.

     Section  14.02          Termination  or  Permanent  Discontinuance  of
     --------------          ----------------------------------------------
Contributions.  Agribrands  International,  Inc. may by action of its Board of
     --------
Directors terminate the Plan with respect to all participating companies or any of them or direct complete discontinuance of contributions hereunder by all or any of the participating companies for any reason at any time. In case of such termination or complete discontinuance of contributions hereunder, there shall automatically vest in the appropriate Members non-forfeitable rights to the Company Contributions credited to their Accounts.

     Section  14.03          Partial  Termination.   In the event of a partial
     --------------          --------------------
termination of the Plan, the provisions of Section 14.02 shall be applicable only to the Members affected by such partial termination.

     Section  14.04     Benefits in Case of Merger or Consolidation.  The Plan
     --------------     -------------------------------------------
may not be merged or consolidated with, nor may its assets or liabilities be transferred to, any other plan unless each Member, spouse, former Member, retired Member or Beneficiary under the Plan would, if the resulting plan were then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had been terminated.



                                  ARTICLE XV
                                     LOANS

     Section  15.01          Loans.  A Member may make application to the Plan
     --------------          -----
Administrator  in  writing  to  borrow  from  the  Trust  Fund  and  the  Plan
Administrator may permit such a loan upon the conditions hereinafter specified. Only one loan shall be permitted during a twelve month period. No loan shall be made in an amount less than $1,000. Loans shall be granted in a uniform and non-discriminatory manner and shall be made on the following conditions:

     (a) The amount of a loan to a Member (when added to the outstanding balance of all other loans from the Plan to the Member) shall not exceed the lesser of

               (1) Fifty percent (50%) of the vested amount in the Member's Accounts, or

               (2) $50,000, reduced by the excess, if any, of the highest outstanding balance of loans from the Plan to the Member during the one-year period ending on the day before the date on which such loan was made over the outstanding balance of loans from the Plan on the date on which such loan was made.

               The  maturity  of  a  loan  shall  not  exceed  five (5) years.

               If the Member is also covered under another qualified plan maintained by the Company, the limitations of subsections (a)(l) and (2) shall be applied as though all such qualified plans are one plan.

     (b) A note shall be signed by the Member establishing regular installment payments made by payroll deduction whenever possible and to the extent permitted by law. The terms of such loans shall require substantially level amortization over the term of the loan with payments not less frequently than quarterly. Loans shall bear interest as specified in Section 15.02. Loans shall be granted only if secured by the Member's vested Account Balances; provided, however, that no more than fifty percent (50%) of the Member's vested Account Balance may be pledged as collateral for the loan.

     (c) In the event an installment payment is not paid within seven (7) days following the due date, the Plan Administrator shall give written notice to the Member sent to his last known address. If such installment payment is not made within thirty (30) days thereafter, the Plan Administrator may proceed with such actions as they deem necessary in order to preserve plan assets from loss including, but not limited to, foreclosure, sale, or other disposition of the security.

     Section 15.02     Interest Rates.  Interest rates for Plan loans shall be
     -------------     --------------
regularly reviewed and adjusted in conformity with interest rates which, in the judgment of the Plan Administrator, are commensurate with rates charged by commercial lenders for similar types of loans. The interest rate applicable to a Plan loan shall be fixed as of the date the application for such a loan is received by the Plan Administrator or its delegatee, and shall not be subject to change or renegotiation after such date.

     Section  15.03       Other Rules.  In addition to the foregoing, the Plan
     --------------       -----------
Administrator shall prescribe such rules and procedures as it may deem appropriate, including, without limitation, the imposition of loan application fees, rules and procedures by which the making of loans may be terminated, suspended or restricted, and the requirement of a spousal consent to loans of married Members, if and to the extent deemed by the Plan Administrator to be necessary or desirable in order to effect compliance with applicable laws and regulations or to provide for effective administration of such loans.


                                  ARTICLE XVI
                                 MISCELLANEOUS

     Section16.01      Benefits Payable from Trust Fund.  All persons with any
     ------------      --------------------------------
interest in the Trust Fund shall look solely to the Trust Fund for any payments with respect to such interest.

     Section16.02          Elections.   Elections hereunder shall be made by a
     ------------          ---------
Member in writing by the completion and delivery to the Plan Administrator of forms prescribed by the Plan Administrator for such purposes, within the time limits set forth hereunder with respect to each such election or, if no time limit is set forth, such limit as may be established by the Plan Administrator.

     Section16.03          No  Right  to  Continued  Employment.   Neither the
     ------------          ------------------------------------
establishment of the Plan nor the payment of any benefits thereunder nor any action of the Company, the Board of Directors, the Plan Administrator, the Benefit Council or the Trustee shall be held or construed to confer upon any person any legal right to be continued in the employ of the Company.

     Section16.04          Inalienability  of  Benefits  and  Interest.
     ------------          -------------------------------------------

     (a) Subject to the provisions of paragraph (b) and (c) below, no benefit payable under the Plan or interest in the Trust Fund shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit or interest shall be in any manner liable for or subject to debts, contracts, liabilities, engagements or torts of any Member or Beneficiary. If any Member or Beneficiary shall become bankrupt or shall attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any benefit payable under the Plan or interest in the Trust Fund, then to the extent permitted by law, the Plan Administrator in its discretion may hold or apply such benefit or interest or any part thereof to or for the benefit of such Member, or his Beneficiary, his spouse, children, blood relatives, or dependents, or any of them, in such manner and in such proportions as the Plan Administrator may consider proper. Notwithstanding the foregoing, any Member may direct that benefits payable pursuant to Article IX from the Trust Fund shall be paid to the trustee of a trust created by him for his own benefit or for the benefit of his immediate family.

     (b) Notwithstanding any provision in the Plan to the contrary, the Plan shall make all payments required by a qualified domestic relations order within the meaning of Code Section 414(p), including distributions required or permitted by the qualified domestic relations order to an alternate payee even though such payments are with respect to a Member who has not separated from service and which commence before the Member has attained the earliest retirement age under the Plan; provided, however, the present value of the benefit to be paid to the alternate payee (1) does not exceed $5,000; or (2)
exceeds at least $5,000 and the alternate payee consents in writing to such earlier distribution. The Plan Administrator shall establish a procedure to determine the qualified status of a domestic relations order and to administer distributions under such a qualified order.

     (c) Notwithstanding any provision of the Plan to the contrary, the Plan Administrator may offset against the amount in a Member's Accounts under the Plan any amount which the Participant is ordered or required to pay as a result of a judgement or settlement described in Code Section 401(a)(13)(C) provided that the requirements set forth in Code Sections 401(a)(13)(C) and 401(a)(13)(D) are satisfied.

     Section16.05     Payments for Exclusive Benefits of Members.  Payments of
     ------------     ------------------------------------------
benefits in respect of the interest of a Member under the Plan to any person other than such Member in accordance with the provisions of the Plan shall be deemed to be for the exclusive benefit of such Member.

     Section16.06     Missouri Law to Govern.  All questions pertaining to the
     ------------     ----------------------
construction, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of Missouri, except as provided in Section 514 of ERISA.

     Section16.07          No  Guarantee.  Neither the Company nor the Trustee
     ------------          -------------
guarantees  the  Trust  Fund  in  any  manner  against  loss  or depreciation.

     Section16.08        Address of Record.  Each individual or entity with an
     ------------        -----------------
actual or potential interest in the Plan shall file and maintain a current record address with the Plan. Communications mailed by the Company, trustee, or Plan Administrator to such record address fulfills all obligations to provide required information to Members, including former employees and Beneficiaries, in regard to the Plan.

     If no record address is filed, it may be presumed that the address used by the Company in forwarding statements of a Member's Account is the record address.

     Section16.09     Participating Units.  The Board of Directors or the Plan
     ------------     -------------------
Administrator, to the extent authority to do so is granted to the Plan Administrator by the Board of Directors, may include a designated unit of the Employees of an Affiliated Company in the Plan as employed in a Participating Unit upon appropriate action by such Affiliated Company necessary to adopt the Plan. Any such company may terminate its participation in the Plan with respect to a designated unit of its employees upon appropriate action by it, in which event the funds of the Plan held on account of Members in the employ of such company and any unpaid balances of the Accounts of Members who have separated from the employ of such company, shall be determined by the Plan Administrator and shall be distributed as provided in Section 14.02 in the event of termination of the Plan or shall be segregated by the Trustee as a separate trust fund, pursuant to direction to the Trustee by the Plan Administrator, continuing the Plan as a separate plan for such employees of such company under which the board of directors of such company shall succeed to all the powers and duties of the Plan Administrator and the Benefit Council.

     Section  16.10        Headings.  Headings of Articles and Sections of the
     --------------        --------
Plan are inserted for convenience of reference. They constitute no part of the Plan.

     Section  16.11         Use of Masculine Terms.  As used herein, masculine
     --------------         ----------------------
terms  shall  include  the  feminine  wherever  appropriate.

     Section  16.12          Payment  of  Expenses.
     --------------          ---------------------

     (a) Direct charges and expenses arising out of the purchase or sale of securities, and taxes levied on or measured by such transactions shall be charged against the Investment Fund or Funds for which the transaction took place.

     (b) To the extent permitted by law, all other expenses reasonably incurred in administering the Plan, including expenses of the Plan Administrator and the Trustee, fees for legal services, and all taxes, if any, other than those charged to the Funds, shall be charged to the Company.

     Section  16.13          Rollover  Contributions.
     --------------          -----------------------

     (a) An Employee, whether or not he would otherwise be a Member in the Plan, may contribute a Rollover Contribution to the Trust by delivery of such contribution to the Trustee, provided that the contribution qualifies as a rollover contribution within the meaning of Code Section 402(a) which the Plan may accept.

     (b) A Rollover Contribution shall be considered as a part of the Account of the Employee in this Plan, shall be fully vested and non-forfeitable, and shall be accounted for separately from Company contributions.


                                 ARTICLE XVII
                                CLAIM PROCEDURE

     Section  17.01     Initial Determination.  The initial determination of a
     --------------     ---------------------
Member's or Beneficiary's eligibility for, and the amount of, a benefit shall be made by the Benefit Council which shall mail or deliver to each covered individual who has filed an effective claim for a benefit a written statement of the amount of his benefit or a notice of denial of his claim on or before the ninetieth (90th) day following the Council's receipt of such claim. If special circumstances require additional time for processing the claim, the Benefit Council may delay issuing its statement or notice for an additional ninety (90) days provided that the Member or Beneficiary is notified of the circumstances necessitating the delay and the date the Committee expects to render its final opinion. A claim for benefits is not effective unless filed on forms prescribed by the Benefit Council. Each notice of whole or partial denial of claimed benefits shall set forth the specific reasons for the denial, the time within which an appeal must be made by the Member or Beneficiary or his duly authorized representative, and shall contain such other information as may be required by applicable law. If a statement or notice is not issued within the prescribed period, the claim shall be deemed denied.

     Section  17.02        Review.  Each Member or Beneficiary whose claim for
     --------------        ------
benefits has been wholly or partially denied shall have such rights to review documents and submit comments as the Benefit Council may provide, and shall also have the right to request the Benefit Council to review such denial; such request shall be made on forms prescribed by the Benefit Council. A request for review shall be filed by the Member or Beneficiary or his duly authorized representative on or before the sixtieth (60th) day following the earlier of the Member or Beneficiary's receipt of notice of denial of his claim or the expiration of the prescribed period for issuing a statement of benefits or notice of denial. The Benefit Council shall issue a written statement on or before the sixtieth (60th) day following its receipt of such request stating the Benefit Council's decision on review and the reasons therefor, including specific references to pertinent Plan provisions on which the decision is based, and any other information required by applicable law. If special circumstances require additional time for processing such review, the Benefit Council may delay issuing its decision for an additional sixty (60) days provided that the Member or Beneficiary is notified of such circumstances and the date the Benefit Council expects to render its final decision. If the decision is not issued within the prescribed period, the appeal shall be deemed denied. No Member or Beneficiary shall have recourse to courts of law until the administrative review process set forth herein has been completed.

                                 ARTICLE XVIII
                          LIMITATION ON CONTRIBUTIONS

     Section  18.01          Maximum  Annual  Additions.
     --------------          --------------------------

     (a)        The Annual Addition (as defined in subsection (c) below) for a
                -------------------
Member with respect to a Limitation Year (as defined in subsection (e) below) shall not exceed the lesser of-

               (1) $30,000 or such higher annual amount specified by the Department of the Treasury to reflect increases in the cost-of-living, effective January 1 of each year; or

               (2) Twenty-five percent (25%) of the Member's Section 415(c)(3) compensation.

     (b) (1) If a Member is, or was, covered under a qualified defined benefit plan maintained by the Company, the sum of the Member's Defined Benefit Fraction and Defined Contribution Fraction may not exceed 1.0 in any Limitation Year.

               (2) The Defined Benefit Fraction is a fraction, the numerator of which is the sum of the Member's Projected Annual Benefits under all qualified defined benefit plans (whether or not terminated) maintained by the Company and the denominator of which is the lesser of--

     (A) 1.25 times the dollar limitation of Code Section 415(b)(1)(A) in effect for each Limitation Year, or

     (B) 1.4 times the Member's average Section 415(c)(3) compensation for the three consecutive Plan Years during which the Member both was an active participant in the Plan and had the greatest aggregate Section 415(c)(3) compensation

               Projected Annual Benefit means the annual benefit to which the Member would be entitled under the terms of a defined benefit plan, if the Member continued employment until normal retirement age (or current age, if later) and the Member's Section 415(c)(3) compensation for the Limitation Year and all other relevant factors used to determine such benefit remained constant until normal retirement age (or current age, if later).

               (3) The Defined Contribution Fraction is a fraction, the numerator of which is the sum of the Annual Additions to the Member's account under all qualified defined contribution plans whether or not terminated) maintained by the Company or a Commonly Controlled Entity of the Company for the current and all prior Limitation Years, and the denominator of which is the sum of the lesser of the following amount determined for such year and for each prior year of service with the Company or a Commonly Controlled Entity--

     (A) 1.25 times the dollar limitation in effect under Code Section 415(c)(1)(A) for such year [determined without regard to Code Section 415(e)(6)], or

     (B)       1.4 times the amount which may be taken into account under Code
Section  415(c)(1)(B).

                    In calculating the Defined Contribution Fraction, the Plan Administrator may, at its discretion, make the election described in Code
Section  415(e)(6).

     (c) Annual Addition means the sum of the following amounts for a Limitation Year with respect to each Member--

               (1)          Elective  Contributions

               (2)          Company  Matching  Contributions

               (3)          Profit  Sharing  Contributions

               (4)          Forfeitures

               (5) Similar amounts under other qualified defined contribution plans maintained by the Company, and

               (6) Amounts allocated to a post-retirement medical account described in Code Section 415(1)(2) or Code section 419A(d).

     Annual  additions  shall  include excess contributions as defined in Code
Section 401(k)(8) of the Code, excess aggregate contribution as defined in Code Section 401(m)(6)(B), and excess deferrals as described in Code Section 402(g), regardless of whether such amounts are distributed or forfeited.

     Rollover Contributions, repaid distributions, restored forfeitures pursuant to Section 12.01, and loan payments shall not be treated as Annual Additions.

     (d) For the purpose of this section, Company shall include a Commonly Controlled Entity as defined in Section 1.08, except that in applying Section 414(b), the phrase "more than fifty percent (50) shall be substituted for the phrase "at least eighty percent (80%)" each place it appears in Code Section 1563(a)(1).

     (e)          "Limitation  Year"  means  the  Plan  Year.

     (f) For the purposes of this section, "Sectopm 415(c)(3) compensation" mean compensation as defined in Code Section 415(c)(3) and the regulations promulgated thereunder.

     (g) If, for any Plan Year, it is necessary to limit the allocation of an amount to a Member's Account to comply with subsection (a), the Plan shall limit such allocation by reducing contributions in the following order --

               (1) first, to the extent necessary, the Elective Contributions, if any, made on his behalf and any earnings thereon. The Company Matching Contributions made with respect to such Elective Contributions and any earnings thereon shall be treated as though they were forfeitures to the extent necessary and as soon as administratively feasible;

               (2) second, to the extent necessary, the amount of the Profit Sharing Contributions made on his behalf and any earning thereon; and

               (3) third, to the extent necessary, other Company or Commonly Controlled Entity contributions made to other qualified defined contribution plans.

     If the limitations of subsection (b) are exceeded, the accrued benefit of the Member under the defined benefit plan shall be reduced to the extent necessary to satisfy the requirements of subsection (b).

                                  ARTICLE XIX
                             TOP-HEAVY PROVISIONS

     Section  19.01          Application  of  Top-Heavy  Provisions.
     --------------          --------------------------------------

     (a) Except as provided in subsection (b)(2), if as of a Determination Date, the sum of the amount of the Section 416 Accounts of Key Employees and the Beneficiaries of deceased Key Employees exceed sixty percent (60%) of the amount of the Section 416 Accounts of all Members and Beneficiaries, the Plan is top-heavy and the provisions of this Article shall become applicable.

     If any individual has not received any Section 415(c)(3) compensation (other than benefits under a plan) from the Company or a Commonly Controlled Entity of the Company at any time during the five-year period ending on the Determination Date, the Section 416 Account of such individual or his Beneficiary shall be excluded from all computations under this Article.
However, if such an individual returns to employment with the Company or Commonly Controlled Entity, his Section 416 account shall be included in calculations under this section. The Section 416 Account of an individual who was a Key Employee but is not a Key Employee for the Plan Year containing the Determination Date and the preceding four Plan Years or the Section 416 Account of the Beneficiary of such an individual shall be excluded from all computations under this Article.

     (b) (1) If as of a Determination Date this Plan is part of an Aggregation Group which is top-heavy, the provisions of this Article shall become applicable. Top-heaviness for the purpose of this subsection shall be determined with respect to the Aggregation Group in the same manner as described in subsection (a) except that if the Aggregation Group includes a defined benefit plan, the Section 416 Account shall include the present value of the accrued benefit of a member or a beneficiary under such plan.

               (2) If this Plan is top-heavy under subsection (a), but the Aggregation Group is not top-heavy, this Article shall not be applicable.

     (c)          The Plan Administrator shall have responsibility to make all
calculations  to  determine  whether  this  Plan  is  top-heavy.    The  Plan
Administrator may use a method which approximates the calculations described in Section 19.01(a) provided that it mathematically proves that the Plan is not top -heavy, such as a method which overstates the Section 416 Accounts with respect to Key Employees and understates the Section 416 Accounts with respect to non-Key Employees.

     Section  19.02          Definitions.
     --------------          -----------

     (a) "Aggregation Group means this Plan and all other plans (including a frozen plan) maintained by the Company which covers a Key Employee or his Beneficiary and any other plan which enables a plan covering a Key Employee or his Beneficiary to meet the requirements of Code Sections 401(a)(4) or 410. A terminated plan shall be included in an Aggregation Group if it was maintained by the Company within the last five (5) years ending on the Determination Date for the Plan Year in question and would, but for the fact it was terminated, meet the conditions of the preceding sentence. In addition, at the election of the Plan Administrator, the Aggregation Group may be expanded by the Company if such expanded Aggregation Group meets the requirements of Code Sections 401(a)(4) and 410.

     (b) "Determination Date" means the last day of the Plan Year immediately preceding the Plan Year for which top-heaviness is to be determined.

     (c) "Key Employee" means an Employee (or a former or deceased Employee) who, for the Plan Year containing the Determination Date or any of the four preceding Plan Years (including years before 1984), is:

               (1) an officer of the Company or a Commonly Controlled Entity of the Company having an annual Section 415(c)(3) compensation for a Plan Year greater than one hundred fifty percent (150%) of the amount in effect under Code Section 415(c)(1)(A) for the calendar year in which the Plan Year ends; provided, however, that no more than the lesser of --

     (A)          50  Employees,  or

     (B) the greater of (i) three Employees or (ii) ten percent (10%) of the greatest number of employees of the company and its Commonly Controlled Entities for the Plan Year containing the Determination Date and the preceding four Plan Years shall be treated as officers, and such officers shall be those with the highest annual Section 415(c)(3) compensation in the five-year period;

               (2) one of the ten Employee having an annual Section 415(c)(3) compensation in excess of the amount in effect under Code Section 415(c)(1)(A) and owning (or considered as owning within the meaning of Code
Section 318) both more than one-half percent (1/2%) interest in the Company and the largest interests in the Company;

               (3)          a  five-percent  (5%)  owner  of  the  Company; or

               (4) a one-percent (1%) owner of the Company having an annual Section 415(c)(3) compensation of more than $150,000.

          For the purpose of subsection (c)(1)(B)(II), if ten percent (10%) of the number of Employees is not an integer, the number shall be increased to the nearest integer. The determination as to whether a person is an officer shall be made on the basis of his actual authority and duties and without regard to his title. For the purpose of subsection (c)(2), if two Employees have the same interest in the Company, the Employee having the greater annual
Section 415(c)(3) compensation from the Company, shall be treated as having a larger interest. For the purpose of subsections (c)(3) and (c)(4), ownership shall be determined in accordance with Code Section 416(i)(l)(B) and (C).

     (d)          Section  416  Account  means  the  sum  of:

               (1) the amount credited to a Member's or Beneficiary's Account under this Plan as of the most recent Valuation Date occurring within the twelve (12) month period ending on the Determination Date (or his account under another qualified defined contribution plan which is part of an Aggregation Group) including uncontributed amounts due as of such Valuation Date but which are actually contributed on or before the Determination Date;

               (2) the present value of the accrued benefit credited as of a Determination Date to a Member or Beneficiary under a qualified defined benefit plan which is part of an Aggregation Group; and

               (3) the amount of distributions to the Member or Beneficiary during the five-year period ending on the Determination Date, including a distribution under a terminated plan which, if it had not been terminated, would have been required to be included in an Aggregation Group, a distribution of Employee contributions, and a distribution made before January 1, 1984, but excluding a distribution which is a tax-free rollover contribution (or similar transfer) that is not initiated by the Member or that is contributed to a plan which is maintained by the Company; reduced by;

              (4) the amount of a rollover contribution (or similar transfer) which is accepted by this Plan (or a plan forming part of an Aggregation Group) after December 31, 1983 and which was initiated by the Member and derived from a plan not maintained by the Company or a commonly Controlled Entity of the Company, and the earnings on such rollover contribution.

(e)          Section  415(c)(3) compensation is defined in that same way as in
Section  18.01(f)  of  the  Plan.

     Section  19.03          Minimum  Contribution.
     --------------          ---------------------

     (a) If this Plan is determined to be top-heavy under the provisions of Section 19.01, with respect to each Member who is not a Key employee and is an Employee on the last day of the Plan Year, the sum of Employer Contributions other than Elective Contributions), forfeitures treated a Employer Contributions under this Plan, and under all qualified defined contribution plans in the Aggregation Group shall not be less than three percent (3%) of such Member's Section 415(c)(3) compensation. Notwithstanding the provisions of Section 8.02, contributions made pursuant to this Section shall be fully vested at all times. This Section shall not be applicable with respect to a Member who is also covered under a defined benefit plan maintained by the Company which provides the benefit specified by Code Section 416(c)(1).

     (b) The contribution rate specified in subsection (a) shall not exceed the percentage at which Employer Contributions and forfeitures are allocated under the Plan or the plans of the Aggregation Group to the account of the Key Employee for whom such percentage is the highest for the Plan Year. For the purpose of this subsection, the percentage for each Key Employee shall be determined by dividing the Employer Contributions and forfeitures for the Key Employee by the amount of his total compensation for the year not in excess of the limitation imposed by Code Section 401(a)(17) [as adjusted by the Secretary of the Treasury]. This subsection shall not apply if this Plan is required to be included in an Aggregation Group and the Plan enables a defined benefit plan which is part of the Aggregation Group to meet the requirements of Code Section 401(a)(4) or 410.

     Section  19.04          Limit  on Annual Additions:  Combined Plan Limit.
     --------------          ------------------------------------------------

     (a)       If this Plan is determined to be top-heavy under Section 19.01,
Section 18.01(b) of this Plan shall be applied by substituting 1.0 for 1.25. The transitional rule of Code Section 415(e)(6)(B)(i) shall be applied by substituting "$41,500" for "$51,875"-

     (b)          Subsection  (a)  shall  not  be  applicable  if--

               (1) Section 19.03 is applied by substituting "four percent (4%)" for "three percent (3%)" and

               (2) this Plan would not be top-heavy if "ninety percent (90%) is substituted for "sixty percent (60%) in Section 19.01.

     (c) If, but for this subsection (c), subsection (a) would begin to apply with respect to the Plan, the application of subsection (a) shall be suspended with respect to a Member so long as there are--

               (1) no Company contributions, forfeitures, or voluntary nondeductible contributions allocated to such Member, and

               (2) no accruals under a qualified defined benefit plan for such Member.

     IN WITNESS WHEREOF, Agribrands International, Inc. has caused these present to be executed by the undersigned representative of the Company effective as of the _____ day of _________________, 1998 or as otherwise indicated.


                                   AGRIBRANDS  INTERNATIONAL,  INC.


By: